Exhibit 99.1

                   Citrix Completes Acquisition of NetScaler;
            Delivers the ``Best Access Experience'' to Any Resource

     FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--Aug. 16, 2005--Citrix Systems, Inc. (Nasdaq:CTXS), the global leader in access infrastructure solutions, today announced it has completed the acquisition of privately held NetScaler Inc., a global leader in high-performance application networking. The transaction is valued at approximately $300 million in cash and stock and includes the assumption of approximately $23 million in unvested stock options.
     This acquisition strengthens Citrix's customer value proposition by improving the performance of any application delivered through the Citrix Access Platform, the industry's most complete and integrated system that seamlessly connects users, devices, and networks to enterprise resources. NetScaler accelerates the performance of Web browser-based applications and e-commerce and consumer Web sites by as much as 15 times.(a) NetScaler technologies will enhance the Citrix Access Platform by significantly improving application security, manageability, reliability, and availability of any application while lowering the cost of operations.
     "With this acquisition, we are extending our best access experience value to the entire range of Web-based applications, including enterprise, browser-based, XML Web services, and others," said Mark Templeton, president and chief executive officer for Citrix.
     "With the addition of the Citrix NetScaler Application Accelerator and Application Switch, the Citrix Access Platform can significantly optimize the customer's entire set of client/server, Web, desktop, or legacy enterprise resources. This reduces their IT costs through increased server scalability and availability, reduced back-end server loads, and increased network bandwidth efficiency, all while increasing user satisfaction and productivity."
     NetScaler, with approximately 200 employees, including research and development teams in Silicon Valley and India, will continue to operate from San Jose, Calif., as the Application Networking Group of Citrix. B.V. Jagadeesh, previously president and chief executive officer for NetScaler, will now report to Mark Templeton as group vice president and general manager.
     In early 2003, Citrix outlined a strategy to expand its coverage of the overall Access Infrastructure category by penetrating into adjacent high-growth markets such as collaboration and VPN. Since that time, Citrix has completed three acquisitions of best-of-breed companies. In 2004, Citrix acquired Expertcity, now the Online Group, moving the company into the real-time collaboration, desktop access and on-demand assistance market segments. Citrix also acquired Net6, now the Gateways Group, extending Citrix's reach in the SSL VPN (secure socket layer virtual private network) and IP (internet protocol) telephony market segments. NetScaler is the latest acquisition, adding innovative application networking technologies, including application acceleration & optimization; application traffic management, and application security. These technologies will allow end users to access enterprise resources faster; they'll improve the service levels that IT departments provide to the organizations they support; and they'll increase agility for businesses that run on the Citrix Access Platform.

     About Citrix

     Citrix Systems, Inc. (Nasdaq:CTXS) is the global leader in access infrastructure and the most trusted name in secure access. More than 160,000 organizations around the world use the Citrix Access Platform to provide secure, well-managed access to business information wherever it lives - on demand. Citrix customers include 100% of the Fortune 100 companies, 99% of the Fortune 500 and 97% of the Fortune Global 500, as well as hundreds of thousands of smaller businesses and individuals. Based in Fort Lauderdale, Florida, Citrix has offices in 22 countries and approximately 6,200 channel and alliance partners in more than 100 countries. For more information visit http://www.citrix.com.

     For Citrix Investors

     This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements concerning the terms and anticipated benefits of the acquisition, statements concerning the application networking and access infrastructure markets, statements concerning products and technology including statements concerning the Citrix Access Platform and the performance of and speed of access to applications, statements concerning integration plans, statements concerning expectations as to product demand and market growth, and management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the reaction of customers of Citrix and NetScaler to the acquisition; Citrix's timing and ability to successfully integrate NetScaler's products, domestic and international operations (including migration of NetScaler to Citrix's systems and controls) and employees; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's and NetScaler's products; the failure by Citrix to retain key employees of NetScaler; failure to further develop and successfully market NetScaler's technology and products; costs related to the acquisition; the success of the company's product lines; the company's product concentration and its ability to develop and commercialize new products and services; failure to achieve anticipated revenues and profits from acquisitions; the success of investments in foreign operations and vertical and geographic markets; the company's ability to successfully integrate the operations and employees of acquired companies, and the possible failure to achieve anticipated revenues and profits from acquisitions; the company's ability to maintain and expand its core business in large enterprise accounts; the company's ability to attract and retain small sized customers; the size, timing and recognition of revenue from significant orders; the effect of new accounting pronouncements on revenue and expense recognition; the company's reliance on and the success of the company's independent distributors and resellers for the marketing and distribution of the company's products and the success of the company's marketing and licensing programs, including the Advisor Rewards program; increased competition; changes in the company's pricing policies or those of its competitors; management of operations and operating expenses; charges in the event of the impairment of assets acquired through business combinations and licenses; the management of anticipated future growth and the recruitment and retention of qualified employees; competition and other risks associated with the market for our Web-based access, training and customer assistance products; as well as risks of downturns in economic conditions generally; political and social turmoil; and the uncertainty in the IT spending environment; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

     Citrix(R) is a registered trademark of Citrix Systems, Inc. in the U.S. and other countries. NetScaler (TM) is a trademark of NetScaler, Inc.

     (a) Based on application performance improvements as reported by independent third party tests conducted by Tata Consultancy Services (TCS).


     CONTACT: Citrix Systems, Inc., Fort Lauderdale
              Investor Inquiries: Jeff Lilly, 954-267-2886 jeff.lilly@citrix.com or
              Media Inquiries: Eric Armstrong, 954-267-2977 eric.armstrong@citrix.com or
              A&R Partners
              Eric Jones, 212-905-6154
              ejones@arpartners.com